SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 8, 2002



                                WorldCom, Inc.

            (Exact Name of Registrant as Specified in its Charter)



          Georgia                    0-11258                  58-1521612

(State or Other Jurisdiction     (Commission File            (IRS Employer
    of Incorporation)                 Number)            Identification Number)


                           500 Clinton Center Drive
                          Clinton, Mississippi 39056

                    (Address of Principal Executive Office)



      Registrant's telephone number, including area code: (601) 460-5600


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ITEM 5.  OTHER EVENTS.

         On August 8, 2002, the Company issued a press release announcing that its ongoing internal review of its financial statements had discovered an additional $3.3 billion in improperly reported earnings before interest, taxes, depreciation and amortization (EBITDA) from 1999, 2000, 2001 and first quarter 2002. A copy of this press release is filed as an Exhibit hereto and incorporated by reference herein.

ITEM 7 (C).  EXHIBITS.

See Exhibit Index.







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

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORLDCOM, INC.



Date:  August 9, 2002               By:  /s/ Michael H. Salsbury
                                         --------------------------
                                         Name:  Michael H. Salsbury
                                         Title: Executive Vice President &
                                                General Counsel















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


                                 EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

99.1                               Press Release dated August 8, 2002














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